EXHIBIT 10.44

             THIRTEENTH AMENDED AND RESTATED JOINT FILING AGREEMENT
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                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

This Thirteenth Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by
Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated:  January 23, 2009

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  Flag Luxury Riv, LLC

                                  By: FX Luxury, LLC
                                      ------------------------------------------
                                      Its sole member

                                      By: FX Real Estate and Entertainment, Inc.
                                          --------------------------------------
                                          Its Managing Member

                                          By: /s/ Paul Kanavos
                                              ----------------------------------
                                          Name: Paul Kanavos
                                          Title: President


                                  RH1, LLC

                                  By: FX Luxury, LLC
                                      ------------------------------------------
                                      Its sole member

                                       By: FX Real Estate and Entertainment Inc.
                                           -------------------------------------
                                           Its Managing Member

                                           By: /s/ Paul Kanavos
                                               ---------------------------------
                                           Name: Paul Kanavos
                                           Title: President


                                  FX Luxury, LLC

                                       By: FX Real Estate and Entertainment Inc.
                                           -------------------------------------
                                           Its Managing Member

                                           By: /s/ Paul Kanavos
                                               ---------------------------------
                                           Name: Paul Kanavos
                                           Title: President


                                  FX Real Estate and Entertainment Inc.

                                  By: /s/ Paul Kanavos
                                      ------------------------------------------
                                  Name: Paul Kanavos
                                  Title: President

[13th Amended and Restated Joint Filing Agreement]
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                                    Paul Kanavos

                                    /s/ Paul Kanavos
                                    --------------------------------------------




[13th Amended and Restated Joint Filing Agreement]
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                                    Robert F.X. Sillerman

                                    /s/ Robert F.X. Sillerman
                                    --------------------------------------------




[13th Amended and Restated Joint Filing Agreement]
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                                    Brett Torino

                                    /s/ Brett Torino
                                    --------------------------------------------




[13th Amended and Restated Joint Filing Agreement]
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                                    Barry A. Shier

                                    /s/ Barry A. Shier
                                    --------------------------------------------




[13th Amended and Restated Joint Filing Agreement]
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                                    Robert Sudack

                                    /s/ Robert Sudack
                                    --------------------------------------------




[13th Amended and Restated Joint Filing Agreement]
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                                    Mitchell J. Nelson

                                    /s/ Mitchell J. Nelson
                                    --------------------------------------------




[13th Amended and Restated Joint Filing Agreement]
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                                    David M. Ledy

                                    /s/ David Ledy
                                    --------------------------------------------




[13th Amended and Restated Joint Filing Agreement]
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                                    Harvey Silverman

                                    /s/ Harvey Silverman
                                    --------------------------------------------




[13th Amended and Restated Joint Filing Agreement]
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                                    Bryan E. Bloom

                                    /s/ Bryan E. Bloom
                                    --------------------------------------------




[13th Amended and Restated Joint Filing Agreement]
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                                    Michael J. Meyer

                                    /s/ Michael J. Meyer
                                    --------------------------------------------



[13th Amended and Restated Joint Filing Agreement]
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                                    John D. Miller

                                    /s/ John D. Miller
                                    --------------------------------------------



[13th Amended and Restated Joint Filing Agreement]